Residual Value Obligations	12 Months Ended
Dec. 30, 2013
Residual Value Obligations Disclosure [Abstract]
Residual Value Obligations
Residual Value Obligations
We have residual value obligations associated with leased vehicles for individual restaurant locations. We have pre-paid for each of the vehicles. We then amortize the residual value obligation to the assets residual value by the end of the lease term. Each of the assets is recorded at the net present value of the initial payment made plus the assets residual value using a 6.50% discount rate. The residual value obligations recorded as capital leases were $0.4 million and $0.3 million for the years ended December 30, 2013 and December 31, 2012, respectively.